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GARDNER DENVER, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

GARDNER DENVER, INC.

GARDNER DENVER, INC.
1800 GARDNER EXPRESSWAY
QUINCY, IL 62305

Meeting Information
Meeting Type:       Annual Meeting
For holders as of:      March 05, 2010
Date:      May 04, 2010           Time: 1:30 PM CDT

Location:	Quincy Country Club 2410 State Street Quincy, Illinois 62301

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement           2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.
—— How To Vote——
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
Nominees
01	Frank J. Hansen 02 Diane K. Schumacher 03 Charles L. Szews

The Board of Directors recommends you vote FOR the following proposal(s):

2	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2010.

3	To consider and vote upon the approval of the Company’s Executive Annual Bonus Plan.

The Board of Directors recommends you vote AGAINST the following proposal(s):

4
To consider and vote upon a stockholder proposal requesting that the Company amend its written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and gender identity and substantially implement the policy, if properly presented at the annual meeting.

NOTE: Such other business as may properly come before the annual meeting or any adjournments or postponements thereof.